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                             Prudential Short-Term
                           Corporate Bond Fund, Inc.
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                        Supplement Dated October 25, 2001
                        Prospectus Dated March 30, 2001

HOW TO BUY SHARES--CLASS C SHARES

   Prudential Investment Management Services LLC, the Distributor of the Fund, has determined to waive or reduce certain sales charges (loads) on the Fund's Class C shares. Effective as of November 1, 2001 and until further notice, the Distributor will waive the 1% initial sales charge (load), as well as reduce the term of the Contingent Deferred Sales Charge (load) of 1% on sales made within 18 months of purchase to 1% on sales made within 12 months of purchase. The waiver and reduction of sales charges (loads) is voluntary and may be terminated at any time.

MF140C2